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         AMENDMENTS TO 1997 STOCK OPTION PLAN, AS ADOPTED BY THE SHAREHOLDERS OF
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                      CORILLIAN CORPORATION ON MARCH 27, 2000
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     RESOLVED, that the Company's 1997 Stock Option Plan as amended and restated April 15, 1999 (the "1997 Plan"), is hereby further amended to change all references to the "Board" or the "Board of Directors" set forth therein to the "Plan Administrator."

     RESOLVED FURTHER, that the 1997 Plan is amended to add a new second sentence to Section 4 of the 1997 Plan which shall read as follows:

     THE PLAN ADMINISTRATOR SHALL BE THE BOARD OF DIRECTORS AND/OR A COMMITTEE OR COMMITTEES (WHICH TERM INCLUDES SUBCOMMITTEES) APPOINTED BY, AND CONSISTING OF TWO OR MORE MEMBERS OF, THE BOARD OF DIRECTORS.

     RESOLVED FURTHER, that Section 2 of the Company's 1997 Plan is hereby amended to reduce the maximum aggregate number of shares of the Company's common stock that may be issued upon exercise of options granted under the 1997 Plan to 5,152,789 shares; provided, however, that such shares shall continue to be subject to the adjustments described in
     Section 2 of the 1997 Plan.

     RESOLVED FURTHER, that Section 2(b) of the 1997 Plan is replaced in its entirety with the following provisions:

     (B) IF THERE IS ANY CHANGE IN THE STOCK THROUGH MERGER, CONSOLIDATION, REORGANIZATION, RECAPITALIZATION, REINCORPORATION, STOCK DIVIDEND OR OTHER CHANGE IN THE CORPORATE STRUCTURE OF THE COMPANY (OTHER THAN A CORPORATE TRANSACTION AS SET FORTH BELOW), APPROPRIATE ADJUSTMENTS SHALL BE MADE BY THE PLAN ADMINISTRATOR IN THE AGGREGATE NUMBER OF SHARES SUBJECT TO THE PLAN AND THE NUMBER OF SHARES AND THE PRICE PER SHARE SUBJECT TO OUTSTANDING OPTIONS, TO PRESERVE, BUT NOT TO INCREASE, THE BENEFITS OF THE OPTIONEES. IN THE EVENT OF A CORPORATE TRANSACTION, OTHER THAN A RELATED PARTY TRANSACTION, EXCEPT AS OTHERWISE PROVIDED IN A STOCK OPTION AGREEMENT EVIDENCING A STOCK OPTION OR BY THE PLAN ADMINISTRATOR, EVERY OPTION OUTSTANDING UNDER THE PLAN SHALL TERMINATE AS OF THE EFFECTIVE DATE OF SUCH CORPORATE TRANSACTION REORGANIZATION, UNLESS THE SURVIVING CORPORATION, THE SUCCESSOR CORPORATION OR ITS PARENT CORPORATION, AS APPLICABLE ISSUES A NEW EQUIVALENT OPTION OR RIGHT THEREFOR OR ASSUMES OR CONTINUES THE EXISTING OPTION.


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     "CORPORATE TRANSACTION" MEANS ANY OF THE FOLLOWING EVENTS:

          (I) CONSUMMATION OF ANY MERGER OR CONSOLIDATION OF THE COMPANY WITH OR INTO ANOTHER CORPORATION; OR

          (II) CONSUMMATION OF ANY SALE, LEASE, EXCHANGE OR OTHER TRANSFER IN ONE TRANSACTION OR A SERIES OF RELATED TRANSACTIONS OF ALL OR SUBSTANTIALLY ALL THE COMPANY'S OUTSTANDING SECURITIES OR SUBSTANTIALLY ALL THE COMPANY'S ASSETS OTHER THAN A TRANSFER OF THE COMPANY'S ASSETS TO A MAJORITY-OWNED SUBSIDIARY CORPORATION (AS DEFINED IN SECTION 422 OF THE CODE) OF THE COMPANY; OR

          (III) ACQUISITION BY A PERSON, WITHIN THE MEANING OF SECTION 3(a)(9) OR OF SECTION 13(d)(3) (AS IN EFFECT ON THE DATE OF ADOPTION OF THIS PROVISION OF THE PLAN) OF THE EXCHANGE ACT OF A MAJORITY OR MORE OF THE COMPANY'S OUTSTANDING VOTING SECURITIES (WHETHER DIRECTLY OR INDIRECTLY, BENEFICIALLY OR OF RECORD). OWNERSHIP OF VOTING SECURITIES SHALL TAKE INTO ACCOUNT AND SHALL INCLUDE OWNERSHIP AS DETERMINED BY APPLYING RULE 13d-3(d)(1)(i) (AS IN EFFECT ON THE DATE OF ADOPTION OF THIS PROVISION OF THE
PLAN) UNDER THE EXCHANGE ACT.

     "RELATED PARTY TRANSACTION" MEANS (A) A MERGER OF THE COMPANY IN WHICH THE HOLDERS OF SHARES OF COMMON STOCK IMMEDIATELY PRIOR TO THE MERGER HOLD AT LEAST A MAJORITY OF THE SHARES OF COMMON STOCK IN THE SURVIVING CORPORATION IMMEDIATELY AFTER THE MERGER, (B) A MERE REINCORPORATION OF THE COMPANY OR
(C) A TRANSACTION UNDERTAKEN FOR THE SOLE PURPOSE OF CREATING A HOLDING
COMPANY.